Exhibit 99.1

Esports Entertainment Group Announces Voluntary Delisting from the Nasdaq and Transfer to the OTCQB® Venture Market

Temporary Shift to OTC Markets Expected to Drive Additional Cost Savings

St. Julian’s, Malta–February 13, 2024 – Esports Entertainment Group, Inc. (NASDAQ: GMBL) (NASDAQ: GMBLP) (NASDAQ: GMBLW) (NASDAQ: GMBLZ) (“Esports Entertainment”, “EEG”, or the “Company”), a leading, global iGaming company and business-to-business (B2B) esports content and solutions provider, today announced that its Board of Directors, after thorough and careful consideration of all available information, has approved a voluntary delisting of the Company’s Common Stock, par value $0.01, 10.0% Series A Cumulative Redeemable Convertible Preferred Stock and Common Warrants (the “Securities”) from the Nasdaq Stock Market (“Nasdaq”), which is expected to reduce the Company’s public costs as it advances its strategy to drive growth and profitability. As a result, the Company anticipates that it will file with the Securities and Exchange Commission a Form 25 relating to the delisting of its Securities and expects its Securities will be listed on the OTCQB® Venture Market of the OTCMarkets, until such time it decides to reapply and is approved to relist on a senior U.S. Exchange. On February 13, 2024, when the Company informed the Nasdaq of its intention to delist it was under a Nasdaq Panel Monitor and not in compliance with the Nasdaq’s stockholders’ equity requirement.

Alex Igelman, CEO of Esports Entertainment Group, stated, “While we have solid assets inside the business, and have assembled a first-class management and board, the restructuring and turnaround of the business has been no small undertaking. Although we have made substantial and rapid progress, we have several more significant initiatives still underway. At the same time, the expenses related to maintaining our Nasdaq listing are significant, and, despite our listing on a senior U.S. exchange, we do not believe the current market price reflects the intrinsic value of our business. At the moment, we are 100% focused on driving growth and profitability and believe that this move to the OTCMarkets will allow us to regroup as we execute on the aforementioned initiatives. In this way, assuming we meet the listing requirements, we could relist on a senior U.S. Exchange at a time of our choosing. In the meantime, we plan to reallocate resources towards activities, some of which we have previously identified, that we believe will generate the highest return on capital and maximum long-term value for our shareholders”.

About Esports Entertainment Group

Esports Entertainment Group is a global MGA-licensed, “esports-focused” iGaming B2C operator and a US-focused B2B provider of esports solutions. The Company owns and operates the world’s leading esport venue management system, currently deployed in over 1000 global locations, including more than 200 colleges and universities. The Company’s strategy is to capitalize on the multi-billion-dollar market for esports and esports wagering by leveraging its leading position in the industry. The Company is also targeting the rapidly growing market for short-form esports wagerable content, which features competitive, short-cycle head-to-head leagues that are optimized for betting. In addition to its plans to distribute esports content, the Company currently provides B2C-focused wagering through its MGA-licensed suite of brands. For additional information about the Company, please visit www.esportsentertainmentgroup.com.

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our strategies, targeted markets, and future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including, the timing of the effectiveness of our delisting and ability and timing of deregistration of our Securities, our obligations under our outstanding preferred stock and the settlement agreement, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

Contact:

Crescendo Communications, LLC

Tel: (212) 671-1021

Email: GMBL@crescendo-ir.com